Exhibit 99

SUNTERRA CORPORATION
CONSOLIDATED DEBTOR AND NON-DEBTOR ENTITIES

BALANCE SHEET
June 30, 2002

Total Consolidated
(Unaudited)
Assets:
Cash and cash equivalents	$33,402,389
Cash in escrow and restricted cash	52,675,052
Mortgages receivable, net	169,679,403
Retained interests	16,789,660
Due from related parties	5,908,102
Other receivables, net	11,692,993
Income tax refund receivable	1,004,472
Prepaid expenses and other assets	28,014,357
Investment in joint ventures	20,979,806
Assets held for sale	12,283,287
Real estate and development costs	174,271,154
Property and equipment, net	65,879,908
Intangible assets, net	25,350,378

$617,930,961

Liabilities and equity:
Accounts payable subject to compromise	$57,659,960
Notes payable subject to compromise	515,260,980
Accounts payable not subject to compromise	19,310,479
Accrued liabilities	182,279,873
Notes payable not subject to compromise	187,424,767
Income taxes payable	3,219,000
Deferred income taxes	(1,830,759)

963,324,300
Stockholders’ equity	(345,393,339)

Total liabilities and equity	$617,930,961

The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements.
Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

SUNTERRA CORPORATION
CONSOLIDATED DEBTOR AND NON-DEBTOR ENTITIES

INCOME STATEMENT
For the Month Ended June 30, 2002

Total Consolidated
(Unaudited)
Revenues:
Vacation interests sales	$15,610,025
Interest income	2,624,415
Other income (loss)	7,333,097

Total revenues	25,567,537

Costs and operating expenses:
Vacation interests cost of sales	2,904,378
Advertising, sales and marketing	11,705,760
Provision for doubtful accounts	722,913
Loan portfolio expenses	929,742
Maintenance fees and subsidies	604,822
General and administrative	6,801,708
Depreciation and amortization	1,202,667
Resort property asset writedowns	—

Total costs and operating expenses	24,871,990

Income (loss) from operations	695,547
Interest expense	1,099,711
Restructuring costs	362,435
Realized (gain) on available-for-sale securities	—
Equity (gain) on investment in joint ventures	(552,733)
Bankruptcy expenses:
Loss/(Gain) on Sale of Assets	(1,964,434)
Interest (Income)	(11,021)
Professional Services	7,952,927
Extraordinary item	—

Income (loss) before provision for taxes	(6,191,338)
Provision for income taxes	683,371

Net income (loss)	$(6,874,709)

The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements.
Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

Form No. 5
(page 1)

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

IN RE:	)	Case No. 00-5-6931-JS through
SUNTERRA CORPORATION et al.,	)	00-5-6967-JS, 00-5-8313-JS
	)	(Chapter 11)
Debtors	)	(Jointly Administered under
Case No. 00-5-6931-JS)

MONTHLY OPERATING REPORT Calendar Month    June 1 through June 30, 2002

FINANCIAL BACKGROUND INFORMATION

1.	ACCOUNT STATUS: Cash Accrual X

2.	PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

James Anderson, Vice President
1781 Park Center Drive, Orlando, Florida 32835 (407) 532-1000

3.	EMPLOYEE INFORMATION:

Number of employees paid this period:	1,193

Current number of employees	1,193

Gross monthly payroll:
Officers, directors and principals	$251,451

Other employees	$2,796,333

All post-petition payroll obligations including payroll taxes are current. Exceptions:	None

4.	Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period? Yes No X . If yes, explain:

5.	Are all BUSINESS LICENSES or BONDS current?

    Yes          X          No                       Not Applicable

6.	PRE-PETITION ACCOUNTS RECEIVABLE:

Calculation still in process, will supply at a later date. See Note below

Collected this Period	$

Ending Balance	$

7.	POST-PETITION ACCOUNTS RECEIVABLE:

Calculation still in process, will supply at a later date. See Note below

0-30 Days: $                        31-60 Days: $                        Over 60 Days: $

Form No. 5
(page 2)

If there are any post-petition Accounts Receivable over 60 days, provide Schedule AR giving a listing of such accounts and explain the delinquencies. ?  Yes                     No                    .

Note:
The majority of Accounts Receivable consists of Mortgages Receivable. The Debtors are in the process of analyzing the Mortgage Receivables In-Transit Aging. Supporting documents are available should the U.S. Trustee require more information.

8.	POST-PETITION ACCOUNTS PAYABLE:
0-30 Days: $1,280,077        31-60 Days: $836,417        Over 60 Days: $2,457,245

If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

Note:
Supporting documents for the A/P aging are available should the U.S. Trustee require more information.

9.	TAXES: Are all taxes being paid to the proper taxing authorities when due?

Yes          X           No                    . See Note below

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

Note:
There have been no changes to the escrow of payroll taxes as originally presented in the June 2000 MOR, except that the payroll service provider has been changed to ADP. Effective January 2001, ADP began to escrow payroll taxes for the Debtors. Supporting documents are available should the U.S. Trustee require more information.

10.	BANK ACCOUNTS: Have you changed banks or any other financial institution during this period: Yes X No

If yes, explain: See Attachment D

11.	Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes X No .

If no, explain:

Form No. 5
(page 3)

12.	INSURANCE: Policy expiration dates: See Attachment B

Auto and Truck	Liability

Fire	Workers Comp

Other	Expires:

13.	ACTIONS OF DEBTOR. During the last month, did the Debtor:
(a)  Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?  Yes                        No          X         .

If yes, explain:

OR consent to relief from the automatic stay (Section 362)?  Yes                        No          X         .

If yes, explain:

(b)  Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor?  Yes          X          No                   .

If no, explain:

14.
TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of the Debtor’s assets transfer, convey or abandon any of Debtor’s assets to another party during the period of this report other than as set forth herein (including sales by creditors)?  Yes                        No          X         .

If yes, explain:

If yes, a copy of court order authorizing the referenced action must be attached.

Please discuss any pending motions to sell estate assets.

Type of Motion
See Attachment A.

Brief Description of Asset
See Attachment A.

Form No. 5
(page 4)

Projected Income

See Attachment A.

You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached.    Yes:    X     See Attachment A.

15.	PAYMENTS TO SECURED CREDITORS during Reporting Period:

Creditor	Frequency of Payments per Contract	Amount of Each Payment	Next Payment Due	Post-Petition Pmts. Not Made No. Amt
Finova		None
Union Bank of California		$6,962,908 principal and interest
98-A Securitization		$1,318,241 principal and interest
99-A Securitization		$1,499,925 principal and interest
99-B Securitization		$1,007,390 principal and interest
Greenwich Capital		$2,839,123
Bank of America		$7,146,853
Key Global Finance		$28,146
GE Capital (Matrix leases)		$83,333
Matrix Funding		$18,899
Cypress Land Loans		$(33,750)
Societe General (Barton Capital)		$1,034,903 principal and interest

Form No. 5
(page 5)

16.	PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period:

Professional Name	Type of Service Rendered	Fees Paid
Alston Hunt Floyd & Ing	Professional Fees	6,845
Bankruptcy Services LLC	Professional Fees	43,419
Bell Boyd Lloyd LLC	Legal Fees	1,829
Case Bigelow & Lombardi, a Law Corporation	Legal Fees	3,213
Chanin Capital Partners	Professional Fees	127,597
Critical Path Inc	Legal Fees	50,000
DeConcini McDonald Yetwin Lacy	Legal Fees	11,380
Deloitte & Touche LLP	Professional Fees	293,337
Dewey Ballantine LLP	Legal Fees	3,524
Fairplay International Trust NV	Legal Fees	5,000
Fleishman, David M	Legal Fees	135
Fried, Frank, Harris	Legal Fees	56,674
Hale & Hale PA	Legal Fees	803
Hale Lane Peek Dennison Howard & Anderson	Legal Fees	76
Holland & Knight LLP	Legal Fees	160
Jay Alix & Assoc.	Professional Fees	587,273
Jeffries & Co.	Professional Fees	61,283
Johnson, Murrell & Case	Legal Fees	2,180
Kaufman & Canoles	Legal Fees	171
KPMG	Professional Fees	210,289
Lexwell	Legal Fees	7,509
Linkous & Associates	Legal Fees	635
Lowndes Drosdick Doster Kantor & Reed PA	Legal Fees	1,540
Maymi & Rivera Fourquet P S C	Legal Fees	413
McCorriston Miller Mukai MacKinnon	Legal Fees	1,976
Page, Mracheck, Fitzgerald & Rose	Legal Fees	662
Paul, Hastings, Janofsky	Legal Fees	28,820
Piper Rudnick	Professional Fees	112,555
Quantum Consulting Group LLP	Legal Fees	9,746
Resort Capital Advisors Inc	Legal Fees	10,000
Schreeder Wheeler & Flint LLP	Legal Fees	2,406
Shapiro, Sher, Guinot	Legal Fees	23,393
The Styron Law Firm	Legal Fees	445
Weiner & Weltchek	Legal Fees	641
Whiteford Taylor & Preston	Legal Fees	251,835
Willkie Farr	Legal Fees	146,937
Wolcott Rivers Wheary Basnight & Kelly, PC	Legal Fees	304
Zuckerman Spaeder LLP	Legal Fees	5,092

	Legal & Professional	$2,070,097

17.	QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:

Monthly Disbursements:	For the month of June:
(calendar quarter)	Quarter 1 fees paid None

Form No. 5
(page 6)

VERIFICATION

I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief . The business of the Debtors is complex. The Debtors have sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtors will review their records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The financial information submitted herein has not been audited and is subject to revision and adjustment. The Debtors reserve the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtors deem appropriate. This Monthly Operating Report should not be considered an admission regarding any of the Debtors’ income, expenditures or general financial condition, but rather the Debtors’ current compilation of such information based on their investigations to date. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtors or their counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

Date:	August 27, 2002

DEBTOR IN POSSESSION

By:	/s/ LAWRENCE E. YOUNG

Name/Title:	Lawrence E. Young CFO

Address:	1781 Park Center Drive, Orlando, Florida 32835

Telephone:	(407) 532-1000

REMINDER:  Attach copies of debtor in possession bank statements.

NOTE:  Due to the number of bank accounts, no bank statements have been attached. See Attachment D for bank account listing.

ATTACHMENT A
To Monthly Operating Report
Sunterra Corp., et al., June, 2002

The following motions to sell assets of the Debtors were pending during the month of June, 2002:

Motion for Approval of Sale of Capital Stock Free and Clear of Liens and Encumbrances (Marc Hotels and Resorts, Inc.) (filed May 3, 2002) (Order entered June 4, 2002); and

Motion for Approval of Sale of Real Property and Related Assets Free and clear of Liens and Encumbrances and Payment of Brokerage Commission in Connection With Sale (Coral Sands Resort of Miami) (filed June 11, 2002).

Also in June, 2002, the Debtors may have disposed of certain assets pursuant to the Order Authorizing The Sale And/Or Abandonment Of Miscellaneous Assets Including But Not Limited To Certain Furniture, Fixtures And Equipment, entered by the Court on September 14, 2000. (All of the pleadings referred to above are on file with the Clerk’s Office).

The Debtors may also have disposed of certain assets in the ordinary course of business in June, 2002.

Attachment B

Sunterra Resorts Policy Register 2002-2003

Type of Coverage	Company & Policy Number	Policy Period	Limits/Deductible	Premium	Comments
Primary General Liability	American Safety Risk Retention	3/1/02- 2/28/03	$2,000,000 Aggregate per location; $2,000,000 Products/ Completed Operations Aggregate; $1,000,000 Personal & Advertising Injury; $1,000,000 Each Occurrence; $50,000 Fire Legal; $1,000,000 EBL; $1,000,000 Liquor Liability; $5,000 Deductible	$492,356	McGriff Broker Covers all Sunterra Corp’s. locations except Lake Arrowhead, Hawaii resorts and St. Maarten resorts
General Liability Stop Loss Aggregate Fund	American Safety Risk Retention	3/1/02- 2/28/03	Covers $5,000 per occurrence deductible on the primary G/L policy for 12 months	$160,000	McGriff Broker
Umbrella Policy	Lexington Ins. Co. (AIG) & American Home (AIG)	3/1/02- 2/28/03	$20M each occurrence/$20M aggregate where applicable; Excess of scheduled underlying policy(ies) Auto, GL & DIC	$271,893	Rated A++XV
Excess Liability Policy	Ohio Casualty Insurance Co.	3/1/02- 2/28/03	$25M each occurrence/ $25M aggregate where applicable; Excess of $25M each occurrence/ $25M aggregate Auto, GL & DIC	$50,000	Rated AXI
Foreign Liability DIC General Liability Cover	Royal & Sun Alliance	3/1/02- 2/28/03	$1,000,000 Commercial GL; $1,000,000 Contingent Auto Liability; $1,000,000 Employers Liability	$99,654	Covers claims brought against Sunterra Corp. and subsidiaries for claims/ accidents occurring outside the USA which are litigated/ filed in the USA. Rated A++XV
Property Policy	Lloyds of London 168601N & Royal Surplus Lines	3/1/02- 2/28/03	$2.5 million annual aggregate	$1,579,560	McGriff Broker Covers all Sunterra Corp’s. owned or managed resorts, except for the St. Maarten resorts, Marc Resorts & Kaanapali, HI
Property Policy	Steadfast Insurance Co. Policy # SPP370051000	3/1/02- 2/28/03	$2.5 million excess of $2.5 million annual aggregate for all perils, separately for Flood and Earthquake	$732,309
McGriff Broker
Excess property covers 2nd
layer; $5 million in combined
property, business
interruption and continuing
expenses coverage. This
policy will drop down and
become primary if the above
policy limits are exhausted.

Property Policy	Westchester Surplus Lines Insurance Co. WXA6637731	3/1/02- 2/28/03	$20 million excess of $2.5 million per occurrence, which in turn excess of $2.5 million annual aggregate for all perils annually, separately for Flood and Earthquake	$490,678	McGriff Broker Excess property covers 3rd layer; $25 million in combined property, business interruption and continuing expenses coverage

Attachment B

Sunterra Resorts Policy Register 2002-2003

Type of Coverage	Company & Policy Number	Policy Period	Limits/Deductible	Premium	Comments
Property Policy	Royal Surplus Lines— TKHD323436	3/1/02-2/28/ 03	$50 million excess $22.5 million except California Earthquake ($25 million excess $22.5 million per occurrence, which in turn excess of $2.5 million annual aggregate for all perils)	$165,198	McGriff Broker Excess property 4th layer; $75 million in combined property, business interruption and continuing expenses coverage
Property Policy	Commonwealth Insurance Company	3/1/02-2/28/03	$5 million excess of $5 million per occurrence for wind, hail and flood USVI	$157,980	Wind Flood Hail Coverage for U.S. Virgin Islands
Boiler and Machinery Coverage	Travelers Insurance Company #BMGM5J273K 099611L01	3/1/02-2/28/03	$50,000,000	$9,000	McGriff Broker Covers all Sunterra Corp.’s locations and resorts except St. Maarten and Lake Arrowhead; $45 million excess of the primary Lloyds property policy.
Professional Liability E&O	Philadelphia Indemnity HCL2002942	6/1/01-6/1/02	$5,000,000 $10,000 deductible	$84,802	Insurance Office of America Coverage
Workers Compensation All Other States	United States Fire Ins. Co.	6/15/02-6/15/03	$1,000,000 Limit per Accident; $1,000,000 Disease policy limit; $1,000,000 Disease—each employee	$1,003,000	Insurance Office of America Covers all states except Hawaii, Nevada, Washington & USVI
Workers Compensation Hawaii	TIG Insurance	6/15/02-6/15/03	$1,000,000 Limit per Accident; $1,000,000 Disease policy limit; $1,000,000 Disease—each employee	$365,475	Marsh Honolulu broker Coverage Hawaii locations, Marc, Embassy Poipu, Kaanapali and Sunterra Pacific resorts
HOA D&O Policy	National Union Fire Insurance Co. #004738335	11/1/01-11/1/02	Various limits-see schedule $5,000 deductible		Marsh Broker Individual D&O policies for HOA Boards
				$3,100	AOAO Poipu Point $2 million
				$3,100	AOAO Hawaiian Monarch $3 million
				$2,100	Breakers of Ft. Lauderdale Condo Assoc. $2 million
				$3,100	Bent Creek Golf Village Condo Assoc. Inc. $2 million
				$2,100	Carambola Beach Resort Owners Assoc. Inc. $2 million
				$3,100	Coral Sands of Miami Beach Timeshare Assoc. Inc. $2 million
				$3,100	Gatlinburg Town Square Resort Condo II Assoc. $2 million
				$3,100	Gatlinburg Town Square Members Assoc. $2 million
				$3,100	Gatlinburg Town Square Master Assoc. $2 million
				$3,100	Grand Beach Resort Condo Assoc. $2 million
				$3,100	Greensprings Plantation Resort Owners Assoc. $2 million

Attachment B

Sunterra Resorts Policy Register 2002-2003

Type of Coverage	Company & Policy Number	Policy Period	Limits/Deductible	Premium	Comments
HOA D&O Policy — Continued	National Union Fire Insurance Co.#004738335	11/1/01- 11/1/02	Various limits—see schedule $5,000 deductible		Marsh Broker Individual D&O policies for HOA Boards
				$2,100	Lake Tahoe Vacation Ownership Resort Owners’ Assoc. $2 million
				$3,100	Mountain Meadows Timeshare Owners’ Assoc. $2 million
				$3,100	Plantation at Fall Creek Condo Assoc. $2 million
				$3,100	Poipu Point Vacation Owners’ Assoc. $2 million
				$2,100	Polynesian Isles Resort Condo IV Assoc. $2 million
				$2,100	Polynesian Isles Resort Master Assoc. $2 million
				$5,100	Polynesian Isles Resort Condo Assoc. $2 million
				$3,100	Powhatan Plantation Owners Assoc. $2 million
				$2,100	The Ridge on Sedona Golf Resort Owners’ Assoc. $2 million
				$3,100	Ridge Pointe Property Owners Assoc. $2 million
				$3,000	Scottsdale Villa Mirage Resort Owners’ Assoc. $2 million
				$3,100	Sedona Springs Resort Owners’ Assoc. $2 million
				$2,100	Sedona Summit Resort Owners’ Assoc. $2 million
				$3,100	Town Village Resort Condo Assoc., Inc. $2 million
				$9,170	Scottsdale Villa Mirage Resort Condo Assoc. Inc. $2 million
				$3,100	Vacation Timeshare Owners Assoc. $5 million
				$2,100	Villas de Santa Fe Condo Assoc. $2 million
				$2,100	Villas on the Lake Owners Assoc. $2 million
Corporate Directors & Officers Liability	Greenwich Insurance Policy #D071000999	1/27/02-1/27/03	$25,000,000	$450,000	Marsh Broker Extended period of reporting coverage for D&O policy that expired 1/27/01
Corporate Directors & Officers Liability	Genesis Insurance Co. Policy #YXB002299A	1/27/02-1/27/03	Primary $5,000,000	$647,000	Marsh Broker
Corporate Directors & Officers Liability	Greenwich Insurance Co.	1/27/02-1/27/03	$20,000,000 X $5,000,000	$700,000

Attachment B

Sunterra Resorts Policy Register 2002 - 2003

Type of Coverage	Company & Policy Number	Policy Period	Limits/Deductible	Premium	Comments
Employment Practices Liability	Lexington #1052315	4/8/02- 4/8/03	$15,000,000 each insured event limit; $15,000,000 total aggregate policy period limit $100,000 deductible	$496,000 (does not include E&S or other applicable taxes)	Marsh Broker
Sunterra Automobile Policy & Garage- keepers	St. Paul Fire & Marine CA00101153 CA00101154 FL CA00101152 Va CA00101155 USVI	4/09/02- 6/01/03	$1,000,000 single limit; $5,000 per accident deductible; $200,000 garage keepers liab. $2,500 GK Collision deductible; $500 GK Comprehensive deductible	$70,734 AOS $16,464 FL $29,941 Va $865 USVI	Marsh Broker
Hawaii Automobile Liability Policy	TIG Insurance Co.	3/01/01- 3/01/02
$1,000,000 bodily injury per incident;
$1,000,000 property damage
per incident;
$500/$500 collision/ comprehensive deductible;
$1,000,000 limit;
$1,000 deductible
$20,000/$40,000 non-stacked
Uninsured/underinsured
motorist
				TBD	Marsh Honolulu broker
Marc Resorts HOA GL Policy	Navigators	3/1/02- 4/10/03	$1,000,000 each occurrence $50,000 fire damage $5,000 medical expenses $1,000,000 personal injury $2,000,000 general aggregate $2,000,000 products/completed operations aggregate $1,000 deductible	$34,080	Sullivan Curtis
Marc Resorts HOA Umbrella Policy	Philadelphia	3/1/02- 4/10/03	$10,000,000	$12,796	Sullivan Curtis brokers
Marina Operators Liability	Commercial Union Insurance CZJH20890	5/1/02- 5/1/03	$1,000,000 protection and indemnity $1,000,000 rental liability $100,000 per vessel Bailees $1,000,000 per occurrence Bailees $1,000 deductible	$20,100	McGriff Broker Plantation at Fall Creek, Villas on the Lake, Powhatan Plantation Campground and Marina
Blanket Crime Policy	National Union Fire Insurance Co. of Pittsburgh, PA #473-30-27	9/1/01- 8/31/02	$3,000,000 $25,000 deductible	$30,012	Marsh Broker Covers all Sunterra Corp. locations and managed locations
St. Maarten Property Insurance	Allianz Royal Nederland	7/12/01- 7/12/02	$43,603,000 loss limit $10,000 deductible per occurrence 2% TIV deductible for flood and wind	$1,210,956	McGriff Atlanta
Boiler & Machinery St. Maarten	Travelers Insurance Company BMG532X4032	7/12/01- 7/12/02	$30,000,000	$13,100	McGriff Atlanta

Attachment B

Sunterra Resorts Policy Register 2002-2003

Type of Coverage	Company & Policy Number	Policy Period	Limits/Deductible	Premium	Comments
Foreign Liability	Zurich	7/12/01-	$1,000,000 aggregate	$11,000	McGriff Atlanta
Contingent		7/12/02	$500,000 each occurrence
Automobile			$1,000,000 fire legal
Liability,			$1,000,000 liquor liability
Garagekeepers,
Innkeepers
St. Maarten
Business Travel Accident Policy	Unum Policy # GTA 23207	5/01/02- 5/01/03	$5,000,000 aggregate limit of liability	$3,024	Aon Consulting, Inc.
Basic Life Insurance	Prudential Healthcare Contract #76976	1/01/02- 12/31/02	1 X Salary to $1,000,000		Aon Consulting, Inc.
Supplemental Life Insurance	Prudential Healthcare Contract #76976	1/01/02- 12/31/02	1, 2, or 3 X Salary to $1,000,000		Aon Consulting, Inc.
AD&D	Prudential Healthcare Contract #76976	1/01/02- 12/31/02	50% to $100,000		Aon Consulting, Inc.
Short Term Disability	Prudential Healthcare Contract #76976	1/01/02- 12/31/02	60% to $1,000		Aon Consulting, Inc.
Long Term Disability	Prudential Healthcare Contract #76976	1/01/02- 12/31/02	50% to $10,000		Aon Consulting, Inc.
Dental	MetLife Contract #300151 (insured)	1/01/02- 12/31/02	$50/$150 deductible; $1,500 annual maximum; $50 orthodontia deductible; $2,000 orthodontia maximum		In-Network: 100% /80% / 50% / 50% Out-of-Network: 80% /60% / 30% / 50%

Attachment D

Sunterra Corporation et al., Debtors
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of June 30, 2002

Property Name	Acct. Title	Bank Name	Bank Account #	ABA#
Bent Creek	Bent Creek Golf Course	Mountain National Bank	104006440
Coral Sands	SWF E/A for Signature Resorts Inc. (Coral Sands Resort)	Bank of America	003064479205	063100277
Coral Sands	Coral Sands Resort	Harbor Bank	0140420282	051405463
Cypress Pointe	SWF for Sunterra Corp. (Cypress Pointe) Escrow	First Union National Bank	2000004380326	063107513
Cypress Pointe	Petty Cash—Spiffs	First Union National Bank	2090000321205	063000021
Cypress Pointe	Cypress Pointe Resort II	Harbor Bank	0140420209	51405463
EVR Grand Beach	SWF E/A for Grand Beach Resort LP	Bank of America	003064413944	063000047
EVR Grand Beach	Petty Cash—Resort Marketing	First Union National Bank	2090000740365	063000021
EVR Lake Tahoe	Lake Tahoe Resort Partners, LLC	Wells Fargo Bank	0059011684	121000248
EVR Lake Tahoe	RMI, Inc. Lake Tahoe Payroll Acct	Wells Fargo Bank	0901069161	121000248
EVR Lake Tahoe	Resort Marketing International	Wells Fargo Bank	0901069187	121000248
EVR Tahoe	Embassy/Lake Tahoe Sunterra Escrow Trust	Chicago Title Ledger
Fall Creek	SWF LLP E/A for Sunterra Corporation (Plantation at Fall Creek)	Bank of America	002863355107	081000032
Fall Creek	SWF LLP E/A for Signature Resorts Inc.(Sunterra-Branson)	Commercial Fed Bank	000055546341	304072080
Flamingo	SWF E/A for AKGI-St Maarten NV	First Union National Bank	2090001067487	063000021
Flamingo	SWF	First Union National Bank	2090001067487	63000021
Flamingo Beach	French Franc's	Banque Francaise Commerciale	60214839088	N/A
Flamingo Beach	French Usds	Banque Francaise Commerciale	60639999040	N/A
Flamingo Beach	Developer	First Union National Bank	2000009376937	063000021
Flamingo Beach	Payroll Usd	Windward Island Bank	20018002	N/A
Flamingo Beach	Operating	Windward Island Bank	20018100	N/A
Flamingo Beach	Merchant	Windward Island Bank	20018209	N/A
Flamingo Beach	Payroll Naf	Windward Island Bank	20145702	N/A
Gatlinburg (Bent Creek)	IES E/A for Bent Creek	Bank First	04806220	064204198
Gatlinburg (Town Square)	IES E/A for Town Square	Bank First	04806476	064204198
Gatlinburg (Town Village)	IES E/A for Town Village	Bank First	04807618	064204198
Greensprings	Greensprings Associates Escrow Account	Bank of America	004130354431
Harbour Lights	Resort Mktg. Intl. Harbour Lights Trust Acct.	Wells Fargo Bank	0087-588356	14003
Northern VA Sales Ctr.	Springfield Escrow Account	Bank of America	004112989829
Polynesian Isles	SWF E/A for Polynesian Isles	First Union National Bank	2000001995578	063000021
Powhatan	Powhatan Associates Escrow Account	Bank of America	004112989170
Ridge at Sedona (see Sedona G/L)	IES, Inc. Escrow Agent for The Ridge	Bank of America	252-962160	122101706
RMI Orlando	Resort Marketing International Inc Operating Account	First Union National Bank	2000010996380	063000021
Roundhill— Tahoe	RMI,Inc. Brokers Acct.	Wells Fargo Bank	2002871663	121000248
Royal Dunes	Port Royal Resort LP-SWF Attorney/Escrow Agent	First Union National Bank	2010000250673	053207766
Royal Palm	SWF E/A for AKGI-St Maarten NV	First Union National Bank	2090001067490	063000021
Royal Palm	SWF E/A for AKGI-St Maarten NV	First Union National Bank	2090001067490	63000021
Royal Palm	Payroll Usd	Windward Island Bank	20017103	N/A
Royal Palm	Operating	Windward Island Bank	20017201	N/A
Royal Palm	Merchant	Windward Island Bank	20017310	N/A
Royal Palm	Payroll Naf	Windward Island Bank	20145604	N/A
San Luis Bay	San Luis Bay Trust	Wells Fargo Bank	0468864627	121000248
Santa Fe	Santa Fe EscrowTerritorial Title & Abstract	Bank of America	004271416775	107000327
Santa Fe	IES, Inc. Escrow agent for Villas de Santa Fe	Bank of America	004676660029	122101706
Santa Fe	IES, Inc. E/A for Sunterra Corp.(Villas de Santa Fe	Wells Fargo Bank	1353128272

Attachment D

Sunterra Corporation et al., Debtors
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of June 30, 2002

Property Name	Acct. Title	Bank Name	Bank Account #	ABA#
Scottsdale	IES, Inc. Escrow Agent for Scottsdale Villa Mirage	Bank of America	252-962179	122101706
Scottsdale Villa Mirage	Resort Marketing Int'l	Bank One Arizona	2017-4235	122100024
Scottsdale Villa Mirage	Resort Marketing Int'l	Bank One Arizona	2017-4307	122100024
Scottsdale Villa Mirage	All Seasons Realty Inc SVM Function & Activities	Bank One Arizona	2323-6529	122100024
Scottsdale Villa Mirage	Scottsdale Villa Mirage Gifting	Bank One Arizona	2364-5629	122100024
Scottsdale Villa Mirage	Scottsdale spiff		0441-4497
Sedona Properties	All Seasons—Legal Acct.	Bank One Arizona	0768-8821	122100024
Sedona Properties	All Seasons Realty—Activities Clearing Acct	Bank One Arizona	0768-9453	122100024
Sedona Properties	All Seasons Realty Inc—Functions Acct	Bank One Arizona	1005-8089	122100024
Sedona Properties	RMI Comm	Bank One Arizona	2363-9077	122100024
Sedona Properties	Ridge at Sedona Golf Resort—Sedona Golf Resort Spiffs Acct.	Bank One Arizona	2750-9886	122100024
Sedona Properties	Ridge at Sedona Golf Resort—Sedona Springs Spiffs Acct	Bank One Arizona	2750-9907	122100024
Sedona Properties	RMI Payroll	Bank One Arizona	2751-0916	122100024
Sedona Properties	All Seasons Resorts Inc.—gifting	Bank One Arizona	634180335	122100024
Sedona Springs	IES, Inc. Escrow Agent for Sedona Springs	Bank of America	252-962208	122101706
Sedona Summit	IES, Inc. Escrow Agent for Sedona Summit	Bank of America	252-962195	122101706
St. Croix—Carambola	Hotel Merchant	The Bank of Nova Scotia	856-18	101606216
St. Croix—Carambola	Capital Reserve	The Bank of Nova Scotia	962-10	101606216
St. Croix—Carambola	Hotel Operating	The Bank of Nova Scotia	965-12	101606216
Steamboat	Brokerage Trust Account	Vectra Bank	4810007148	20031
Sunterra Corporation	Signature Resorts Inc	Fidelity Investments	0059-0080390248	021000018
Sunterra Corporation	Sunterra Corporation—Operating	First Union National Bank	2000008319856	063000021
Sunterra Corporation	Sunterra Corporation, Credit Card	First Union National Bank	2000008319869	063000021
Sunterra Corporation	Sunterra Corporation—Payroll	First Union National Bank	2000008319953	063000021
Sunterra Corporation	International Timeshares SWF E/A for International Timeshares Inc.	First Union National Bank	2090002245732	063000021
Sunterra Corporation	Signature Resorts Inc	First Union National Bank	2090002393011	063000021
Sunterra Corporation	Sunterra Corporation	Salomon Smith Barney	224-90675-1-9-315	021000021
Sunterra Corporation	International Timeshares—Timeshare Closing Services, Inc.—Sunterra Escrow Account	SunTrust Bank	0766766226205
Sunterra Escapes	Sunterra Corp Escapes	Bank One Arizona	634960702
Sunterra Finance	Concord Concentration Account	Bank One Arizona	0311-2294	122100024
Sunterra Finance	Sunterra Financial Services, Inc.—Imprest	Nevada National Bank	22400779 & 0012085638
Tahoe Ridgepointe	RDI Escrow Trust Fund Account	Wells Fargo Bank	4159566587	121000248
Villas at Poco Diablo	IES, Inc. Escrow Agent for Villas at Poco Diablo	Bank of America	252-962216	122101706
Villas de Santa Fe	Cash Master Operating	Wells Fargo Bank	064-4525602
Villas de Santa Fe	Cash Master Payroll	Wells Fargo Bank	064-4525628
Villas de Santa Fe	Villas de Santa Fe Gifting	Wells Fargo Bank	1353-128239
Villas de Santa Fe	Villas de Santa Fe RMI Commission Account	Wells Fargo Bank	1353-128613
Villas de Santa Fe	Villas de Santa Fe SpiffAccount	Wells Fargo Bank	1353-128624
Villas of Sedona	IES, Inc. Escrow Agent for Villas of Sedona	Bank of America	252-962187	122101706
Villas on the Lake	IES, Inc. Escrow Agent for Villas on the Lake	Bank of America	004771161038	111000025
Virginia—RMI	Resort Marketing International Inc./ RMI VA	First Union National Bank	2000010996403	063000021

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2002

Total Consolidated
Legal entity	Sunterra
Bankruptcy filing number	Corporation
Assets:
Cash and cash equivalents	$11,892,750
Cash in escrow and restricted cash	16,901,354
Mortgages receivable, net	151,989,356
Retained interests	16,789,660
Intercompany receivable	86,610,576
Due from related parties	2,589,046
Other receivables, net	8,933,609
Income tax refund receivable	1,004,472
Prepaid expenses and other assets	22,877,148
Investment in joint ventures	250,000
Assets held for sale	12,283,287
Real estate and development costs	144,036,124
Property and equipment, net	34,270,729
Intangible assets, net	3,227,440

$513,655,551

Liabilities and equity:
Accounts payable subject to compromise	$57,659,960
Notes payable subject to compromise	515,260,980
Accounts payable not subject to compromise	12,246,101
Accrued liabilities	124,677,500
Notes payable not subject to compromise	186,933,454
Income taxes payable	—
Deferred income taxes	(1,719,759)

895,058,236
Stockholders’ equity	(381,402,685)

Total liabilities and equity	$513,655,551

Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2002

Total Consolidated
Legal entity	Sunterra
Bankruptcy filing number	Corporation
Revenues:
Vacation interests sales	$8,171,717
Interest income	2,463,130
Other income (loss)	2,239,160

Total revenues	12,874,007

Costs and operating expenses:
Vacation interests cost of sales	1,936,649
Advertising, sales and marketing	5,132,186
Provision for doubtful accounts	505,449
Loan portfolio expenses	918,305
Maintenance fees and subsidies	1,245,567
General and administrative	4,288,685
Depreciation and amortization	673,241

Total costs and operating expenses	14,700,082

Income (loss) from operations	(1,826,075)
Interest expense	1,074,719
Restructuring costs	212,262
Realized (gain) on available-for-sale securities	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses:
Loss/(Gain) on Sale of Assets	(1,964,434)
Interest (Income)	(11,021)
Professional Services	7,952,927
Extraordinary item	(5,779)

Income (loss) before provision for taxes	(9,084,749)
Provision for income taxes	—

Net income (loss)	$(9,084,749)

Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended June 30, 2002

	Total Consolidated Sunterra Corporation
Beginning Cash Balance	$8,897,674	(a)
Interest Income on full DIP draw	11,729
Deposit/Collection:
Encore	43,812
Escapes	85,933
Rental Income	42,201
Tour Sales	355,907
Closing Costs	10,283
Operating Refunds	(33,408)
Golf Course Revenues	98,899
Escrow Funds	2,691,610
Sunterra’s Collections on Mortgages Receivable	4,549,729
Sunterra Finance Servicing Fee Income	93,843
Tax Refunds	11,251
Employee Payroll Deduction Reimbursement	121,992
Non-Debtor Reimbursements	1,160,611

Subtotal-Deposit/Collection Inflows	9,244,393
Resort Operating & Payroll Balances (added back)	4,256,027
Other:
Asset Sales	1,079,323
DIP Financing	5,398,735
Other	376,558

Total Cash Inflows	20,355,036

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re:  Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended June 30, 2002

Total
Consolidated
Sunterra
Corporation
Outflows:
Operating—Corporate	1,664,489
Operating—Sunterra Finance	739,333
Operating—Premier	8,009
Operating—Carlsbad	7,805
Operating—Resorts	2,116,572
Payroll—Corporate	536,888
Payroll—Sunterra Finance	398,587
Payroll—Premier	131,786
Payroll—Carlsbad	19,879
Payroll—Resorts(S&W)	1,943,644
Commissions—Post	730,787
HOA Subsidies & Maintenance Fees	1,172,058
Health Claims	424,930
Insurance—Coverage Premiums	732,318
IT Equipment Lease	130,378
Professional Fees	2,006,882
DIP Financing Fees	2,901,134
Restricted Cash Transfers	(7,110,142)

Total Cash Outflows	8,555,337

Capital Expenditures and Maintenance:
Construction	853,856
Hurricane Repairs	—

Interest:
Interest Expense on D.I.P.	737,858

Other:
LSI/FNB Loan Repayment	7,112,908
Other	100,000

Total Cash Outflows	17,359,960

Ending Cash Balance	11,892,750
Non Cash Adjustments	—

Balance per Cash Flow	$11,892,750

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re:  Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended June 30, 2002

Total
Consolidated
Sunterra
Corporation
Reconciliation:
Bank Balances:
First Union	4,177,518
Salomon Smith Barney	6,381,527
Resort Cash Accounts	381,304

Total Bank Balances	10,940,349
Less Outstanding Checks	952,401

Total Cash per Balance Sheet	$11,892,750

Difference	0

Notes to Debtor’s Cash Flow:

a)  Beginning cash balance includes Corporate Cash only

The consolidated and legal entities cash flows represent the cash activity in and out of the
Corporate main accounts that fund all the individual resort cash accounts and do not reflect cash flow for the individual cash accounts.

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2002

Sunterra
Legal entity	Corporation
Bankruptcy filing number	00-5-6931-JS
Assets:
Cash and cash equivalents	$7,805,920
Cash in escrow and restricted cash	3,049,381
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	303,650,598
Due from related parties	(183,300)
Other receivables, net	2,030,207
Prepaid expenses and other assets	7,345,025
Investment in joint ventures	250,000
Real estate and development costs	53,108,156
Property and equipment, net	16,988,921
Intangible assets, net	3,227,440

$397,272,348

Liabilities and equity:
Accounts payable subject to compromise	40,374,566
Notes payable subject to compromise	482,549,315
Accounts payable not subject to compromise	7,747,694
Accrued liabilities	30,588,366
Notes payable not subject to compromise	167,515,364
Deferred income taxes	(1,719,759)

727,055,546
Stockholders’ equity	(329,783,198)

Total liabilities and equity	$397,272,348

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2002

Sunterra
Legal entity	Corporation
Bankruptcy filing number	00-5-6931-JS
Revenues:
Vacation interests sales	$1,184,980
Interest income	—
Other income (loss)	(506,292)

Total revenues	678,688

Costs and operating expenses:
Vacation interests cost of sales	249,437
Advertising, sales and marketing	787,686
Provision for doubtful accounts	—
Loan portfolio expenses	(169,424)
General and administrative	1,789,457
Depreciation and amortization	499,749

Total costs and operating expenses	3,156,905

Income (loss) from operations	(2,478,217)
Interest expense	714,233
Restructuring costs	88,095
Realized (gain) on available-for-sale securities	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses:
Loss/(Gain) on Sale of Assets	(1,964,434)
Interest (Income)	(11,021)
Professional Services	7,952,927
Extraordinary item	118,388

Income (loss) before provision for taxes	(9,376,405)
Provision for income taxes	—

Net income (loss)	$(9,376,405)

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended June 30, 2002

Legal entity	Sunterra Corporation
Bankruptcy filing number	00-5-6931-JS
Inflows:
Interest Income on D.I.P.	$11,729
Deposit/Collection
Encore	11,541
Escapes	5,753
Rental Income	37,407
Tour Sales	66,845
Closing Costs	5,453
Operating Refunds	(18,772)
Golf Course Revenues	98,899
Escrow Funds	752,846
Sunterra’s Collections on Mortgages Receivable	4,549,729
Tax Refunds	11,251
Employee Payroll Deduction Reimbursement	33,776
Non-Debtor Reimbursements	1,160,611

Subtotal-Deposit/Collection Inflows	6,727,068
Other
Asset Sales	1,079,323
Other	376,558

Total Cash Inflows	8,182,948
Outflows:
Operating—Corporate	1,664,489
Operating—Resorts	437,413
Payroll—Corporate	536,888
Payroll—Resorts(S&W)	143,113
Commissions—Post	73,487
HOA Subsidies & Maintenance Fees	400,521
Health Claims	424,930
Insurance—Coverage Premiums	731,912
IT Equipment Lease	130,378
Professional Fees	2,006,882
DIP Financing Fees	2,901,134
Restricted Cash Transfers	(7,110,142)

Total Cash Outflows	2,341,005
Capital Expenditures & Maintenance
Construction	303,007
Interest
Interest Expense on D.I.P.	737,858
Other
LSI/FNB Loan Repayment	7,112,908
Other	100,000

Total Cash Outflows	$10,594,778

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2002

AKGI St.
Legal entity	Maarten, NV
Bankruptcy filing number	00-5-6933-JS
Assets:
Cash and cash equivalents	$3,159,102
Cash in escrow and restricted cash	647,669
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	56,449,126
Due from related parties	(524,016)
Other receivables, net	3,039,056
Prepaid expenses and other assets	1,519,420
Investment in joint ventures	—
Real estate and development costs	411,468
Property and equipment, net	14,381,459
Intangible assets, net	—

$79,083,284

Liabilities and equity:
Accounts payable subject to compromise	3,033,402
Notes payable subject to compromise	—
Accounts payable not subject to compromise	191,184
Accrued liabilities	80,380,241
Notes payable not subject to compromise	—
Deferred income taxes	—

83,604,827
Stockholders’ equity	(4,521,543)

Total liabilities and equity	$79,083,284

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2002

AKGI St.
Legal entity	Maarten, NV
Bankruptcy filing number	00-5-6933-JS
Revenues:
Vacation interests sales	$193,008
Interest income	—
Other income (loss)	1,977,437

Total revenues	2,170,445

Costs and operating expenses:
Vacation interests cost of sales	—
Advertising, sales and marketing	266,001
Provision for doubtful accounts	—
Loan portfolio expenses	7,532
General and administrative	2,601,910
Depreciation and amortization	48,307

Total costs and operating expenses	2,923,750

Income (loss) from operations	(753,305)
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	(753,305)
Provision for income taxes	—

Net income (loss)	$(753,305)

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended June 30, 2002

AKGI St.
Legal entity	Maarten, NV
Bankruptcy filing number	00-5-6933-JS
Inflows:
Deposit/Collection
Encore	$6,356
Operating Refunds	—

Subtotal-Deposit/Collection Inflows	6,356
Other
Other	—

Total Cash Inflows	6,356
Outflows:
Operating—Resorts	62,427
HOA Subsidies & Maintenance Fees	—
Capital Expenditures & Maintenance
Construction	295,736
Hurricane Repairs	—

Total Cash Outflows	$358,163

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2002

Legal entity	All Seasons Properties, Inc.
Bankruptcy filing number	00-5-6934-JS
Assets:
Cash and cash equivalents	$—
Cash in escrow and restricted cash	—
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	—
Due from related parties	—
Other receivables, net	—
Prepaid expenses and other assets	—
Investment in joint ventures	—
Real estate and development costs	—
Property and equipment, net	—
Intangible assets, net	—

$—

Liabilities and equity:
Accounts payable subject to compromise	—
Notes payable subject to compromise	—
Accounts payable not subject to compromise	—
Accrued liabilities	—
Notes payable not subject to compromise	—
Deferred income taxes	—

Stockholders’ equity	—

Total liabilities and equity	$—

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2002

Legal entity	All Seasons Properties, Inc.
Bankruptcy filing number	00-5-6934-JS
Revenues:
Vacation interests sales	$—
Interest income	—
Other income (loss)	—

Total revenues	—

Costs and operating expenses:
Vacation interests cost of sales	—
Advertising, sales and marketing	—
Provision for doubtful accounts	—
Loan portfolio expenses	—
General and administrative	—
Depreciation and amortization	—

Total costs and operating expenses	—

Income (loss) from operations	—
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	—
Provision for income taxes	—

Net income (loss)	$—

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended June 30, 2002

Legal entity	All Seasons Properties, Inc.
Bankruptcy filing number	00-5-6934-JS
No cash flow for this entity.

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2002

All Seasons Resorts,
Legal entity	Inc. (AZ)
Bankruptcy filing number	00-5-6936-JS
Assets:
Cash and cash equivalents	$208,697
Cash in escrow and restricted cash	925,962
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	59,483,238
Due from related parties	63,639
Other receivables, net	419,130
Prepaid expenses and other assets	815,903
Investment in joint ventures	—
Real estate and development costs	21,917,767
Property and equipment, net	655,485
Intangible assets, net	—

$84,489,821

Liabilities and equity:
Accounts payable subject to compromise	1,437,079
Notes payable subject to compromise	119,833
Accounts payable not subject to compromise	825,189
Accrued liabilities	1,338,339
Notes payable not subject to compromise	—
Deferred income taxes	—

3,720,440
Stockholders’ equity	80,769,381

Total liabilities and equity	$84,489,821

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2002

All Seasons Resorts,
Legal entity	Inc. (AZ)
Bankruptcy filing number	00-5-6936-JS
Revenues:
Vacation interests sales	$3,256,092
Interest income	812
Other income (loss)	135,068

Total revenues	3,391,972

Costs and operating expenses:
Vacation interests cost of sales	673,583
Advertising, sales and marketing	1,708,649
Provision for doubtful accounts	(804)
Loan portfolio expenses	114,468
General and administrative	234,288
Depreciation and amortization	23,258

Total costs and operating expenses	2,753,442

Income (loss) from operations	638,530
Interest expense	1,175
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	637,355
Provision for income taxes	—

Net income (loss)	$637,355

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended June 30, 2002

All Seasons Resorts,
Legal entity	Inc. (AZ)
Bankruptcy filing number	00-5-6936-JS
Inflows:
Deposit/Collection
Encore	$3,432
Escapes	38,750
Tour Sales	146,117
Operating Refunds	(13,066)
Escrow Funds	718,304

Subtotal-Deposit/Collection Inflows	893,536
Other
Asset Sales	—

Total Cash Inflows	893,536

Outflows:
Operating—Resorts	760,987
Payroll—Resorts(S&W)	694,000
Commissions—Post	404,705
HOA Subsidies & Maintenance Fees	449,436
Property Taxes	—

2,309,128
Capital Expenditures & Maintenance
Construction	255,116

Total Cash Outflows	$2,564,244

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2002

All Seasons
Resorts,
Legal entity	Inc. (TX)
Bankruptcy filing number	00-5-6937-JS
Assets:
Cash and cash equivalents	$—
Cash in escrow and restricted cash	2,518
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	(4,256,256)
Due from related parties	—
Other receivables, net	—
Prepaid expenses and other assets	—
Investment in joint ventures	—
Real estate and development costs	416,464
Property and equipment, net	—
Intangible assets, net	—

$(3,837,274)

Liabilities and equity:
Accounts payable subject to compromise	112,266
Notes payable subject to compromise	—
Accounts payable not subject to compromise	—
Accrued liabilities	2,516
Notes payable not subject to compromise	—
Deferred income taxes	—

114,782
Stockholders’ equity	(3,952,056)

Total liabilities and equity	$(3,837,274)

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2002

All Seasons
Resorts,
Legal entity	Inc. (TX)
Bankruptcy filing number	00-5-6937-JS
Revenues:
Vacation interests sales	$—
Interest income	—
Other income (loss)	—

Total revenues	—

Costs and operating expenses:
Vacation interests cost of sales	—
Advertising, sales and marketing	—
Provision for doubtful accounts	—
Loan portfolio expenses	—
General and administrative	517
Depreciation and amortization	—

Total costs and operating expenses	517

Income (loss) from operations	(517)
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	(517)
Provision for income taxes	—

Net income (loss)	$(517)

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended June 30, 2002

All Seasons
Resorts,
Legal entity	Inc. (TX)
Bankruptcy filing number	00-5-6937-JS
Inflows:
Deposit/Collection
Encore	$—
Operating Refunds	(15)

Subtotal-Deposit/Collection Inflows	(15)
Other
Asset Sales	—

Total Cash Inflows	(15)

Outflows:
Operating—Resorts	—
HOA Subsidies & Maintenance Fees	—

Total Cash Outflows	$—

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2002

Grand
Beach
Legal entity	Resort, LP
Bankruptcy filing number	00-5-6945-JS
Assets:
Cash and cash equivalents	$278
Cash in escrow and restricted cash	852,566
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	(13,502,728)
Due from related parties	(49,650)
Other receivables, net	45,184
Prepaid expenses and other assets	107,174
Investment in joint ventures	—
Real estate and development costs	18,733,279
Property and equipment, net	374,060
Intangible assets, net	—

$6,560,163

Liabilities and equity:
Accounts payable subject to compromise	986,080
Notes payable subject to compromise	—
Accounts payable not subject to compromise	431,551
Accrued liabilities	3,531,309
Notes payable not subject to compromise	—
Deferred income taxes	—

4,948,940
Stockholders’ equity	1,611,223

Total liabilities and equity	$6,560,163

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2002

Grand
Beach
Legal entity	Resort, LP
Bankruptcy filing number	00-5-6945-JS
Revenues:
Vacation interests sales	$470,415
Interest income	—
Other income (loss)	11,461

Total revenues	481,876

Costs and operating expenses:
Vacation interests cost of sales	91,873
Advertising, sales and marketing	747,639
Provision for doubtful accounts	—
Loan portfolio expenses	13,790
General and administrative	127,654
Depreciation and amortization	10,454

Total costs and operating expenses	991,410

Income (loss) from operations	(509,534)
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	(509,534)
Provision for income taxes	—

Net income (loss)	$(509,534)

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended June 30, 2002

Grand
Beach
Legal entity	Resort, LP
Bankruptcy filing number	00-5-6945-JS
Inflows:
Deposit/Collection
Encore	$1,362
Escapes	7,934
Tour Sales	62,228
Closing Costs	4,831
Operating Refunds	(2,918)
Escrow Funds	251,241
Employee Payroll Deduction Reimbursement	9,349

Subtotal-Deposit/Collection Inflows	334,027
Other
Asset Sales	—

Total Cash Inflows	334,027

Outflows:
Operating—Resorts	289,021
Payroll—Resorts(S&W)	169,297
Commissions—Post	53,925
Insurance—Coverage Premiums	—
Property Taxes	—

Total Cash Outflows	$512,244

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2002

Greensprings
Legal entity	Associates
Bankruptcy filing number	00-5-6946-JS
Assets:
Cash and cash equivalents	$—
Cash in escrow and restricted cash	360,334
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	34,459,743
Due from related parties	157,788
Other receivables, net	17,556
Prepaid expenses and other assets	187,539
Investment in joint ventures	—
Real estate and development costs	7,957,413
Property and equipment, net	1,426,185
Intangible assets, net	—

$44,566,558

Liabilities and equity:
Accounts payable subject to compromise	244,442
Notes payable subject to compromise	—
Accounts payable not subject to compromise	1,181
Accrued liabilities	365,385
Notes payable not subject to compromise	—
Deferred income taxes	—

611,008
Stockholders’ equity	43,955,550

Total liabilities and equity	$44,566,558

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2002

Greensprings
Legal entity	Associates
Bankruptcy filing number	00-5-6946-JS
Revenues:
Vacation interests sales	$1,130,582
Interest income	—
Other income (loss)	1,443

Total revenues	1,132,025

Costs and operating expenses:
Vacation interests cost of sales	260,151
Advertising, sales and marketing	—
Provision for doubtful accounts	—
Loan portfolio expenses	36,983
General and administrative	83,478
Depreciation and amortization	11,964

Total costs and operating expenses	392,576

Income (loss) from operations	739,449
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	739,449
Provision for income taxes	—

Net income (loss)	$739,449

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended June 30, 2002

Greensprings
Legal entity	Associates
Bankruptcy filing number	00-5-6946-JS
Cash Flow is combined with Powhatan Associates
00-5-6958-JS

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re:  Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2002

Greensprings
Plantation
Legal entity	Resorts, Inc.
Bankruptcy filing number	00-5-6947-JS
Assets:
Cash and cash equivalents	$—
Cash in escrow and restricted cash	—
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	—
Due from related parties	—
Other receivables, net	—
Prepaid expenses and other assets	—
Investment in joint ventures	—
Real estate and development costs	—
Property and equipment, net	—
Intangible assets, net	—

$—

Liabilities and equity:
Accounts payable subject to compromise	—
Notes payable subject to compromise	—
Accounts payable not subject to compromise	—
Accrued liabilities	—
Notes payable not subject to compromise	—
Deferred income taxes	—

—
Stockholders’ equity	—

Total liabilities and equity	$—

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re:  Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2002

Greensprings
Plantation
Legal entity	Resorts, Inc.
Bankruptcy filing number	00-5-6947-JS
Revenues:
Vacation interests sales	$—
Interest income	—
Other income (loss)	—

Total revenues	—

Costs and operating expenses:
Vacation interests cost of sales	—
Advertising, sales and marketing	—
Provision for doubtful accounts	—
Loan portfolio expenses	—
General and administrative	—
Depreciation and amortization	—

Total costs and operating expenses	—

Income (loss) from operations	—
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	—
Provision for income taxes	—

Net income (loss)	$—

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended June 30, 2002

Greensprings
Plantation
Legal entity	Resorts, Inc.
Bankruptcy filing number	00-5-6947-JS
No cash flow for this entity.

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2002

Legal entity	Harich Tahoe Development
Bankruptcy filing number	00-5-6948-JS
Assets:
Cash and cash equivalents	$—
Cash in escrow and restricted cash	—
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	1,893,021
Due from related parties	—
Other receivables, net	—
Prepaid expenses and other assets	986
Investment in joint ventures	—
Real estate and development costs	10,744
Property and equipment, net	—
Intangible assets, net	—

$1,904,751

Liabilities and equity:
Accounts payable subject to compromise	23,378
Notes payable subject to compromise	1,154,643
Accounts payable not subject to compromise	—
Accrued liabilities	—
Notes payable not subject to compromise	—
Deferred income taxes	—

1,178,021
Stockholders’ equity	726,730

Total liabilities and equity	$1,904,751

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2002

Harich Tahoe
Legal entity	Development
Bankruptcy filing number	00-5-6948-JS
Revenues:
Vacation interests sales	$—
Interest income	—
Other income (loss)	—

Total revenues	—

Costs and operating expenses:
Vacation interests cost of sales	—
Advertising, sales and marketing	—
Provision for doubtful accounts	—
Loan portfolio expenses	—
General and administrative	165
Depreciation and amortization	—

Total costs and operating expenses	165

Income (loss) from operations	(165)
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	(165)
Provision for income taxes	—

Net income (loss)	$(165)

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended June 30, 2002

Harich Tahoe
Legal entity	Development
Bankruptcy filing number	00-5-6948-JS
Inflows:
Deposit/Collection
Encore	$—

Subtotal-Deposit/Collection Inflows	—
Other
Asset Sales	—

Total Cash Inflows	—

Outflows:
Operating—Resorts	—

Total Cash Outflows	$—

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2002

Lake Tahoe Resort
Legal entity	Partners, LLC
Bankruptcy filing number	00-5-6952-JS
Assets:
Cash and cash equivalents	$23,492
Cash in escrow and restricted cash	232,337
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	(28,360,353)
Due from related parties	—
Other receivables, net	1,527,734
Prepaid expenses and other assets	810,081
Investment in joint ventures	—
Real estate and development costs	38,512,536
Property and equipment, net	42,910
Intangible assets, net	—

$12,788,737

Liabilities and equity:
Accounts payable subject to compromise	2,775,320
Notes payable subject to compromise	—
Accounts payable not subject to compromise	1,923,002
Accrued liabilities	1,224,179
Notes payable not subject to compromise	—
Deferred income taxes	—

5,922,501
Stockholders’ equity	6,866,236

Total liabilities and equity	$12,788,737

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2002

Lake Tahoe
Resort
Legal entity	Partners, LLC
Bankruptcy filing number	00-5-6952-JS
Revenues:
Vacation interests sales	$1,143,572
Interest income	—
Other income (loss)	22,291

Total revenues	1,165,863

Costs and operating expenses:
Vacation interests cost of sales	475,052
Advertising, sales and marketing	590,358
Provision for doubtful accounts	—
Loan portfolio expenses	15,509
General and administrative	205,486
Depreciation and amortization	4,631

Total costs and operating expenses	1,291,036

Income (loss) from operations	(125,173)
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	(125,173)
Provision for income taxes	—

Net income (loss)	$(125,173)

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended June 30, 2002

Lake Tahoe
Resort
Legal entity	Partners, LLC
Bankruptcy filing number	00-5-6952-JS
Inflows:
Deposit/Collection
Encore	$15,588
Escrow Funds	493,643

Subtotal-Deposit/Collection Inflows	509,231

Other
Other	—

Total Cash Inflows	509,231

Outflows:
Operating-Resorts	118,594
Payroll-Resorts(S&W)	122,500
Commissions-Post	167,201
Property Taxes	—

Total Cash Outflows	$408,295

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2002

MMG
Development
Legal entity	Corp.
Bankruptcy filing number	00-5-6954-JS
Assets:
Cash and cash equivalents	$—
Cash in escrow and restricted cash	327,599
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	(17,648,295)
Due from related parties	151,499
Other receivables, net	27,838
Prepaid expenses and other assets	79,728
Investment in joint ventures	—
Real estate and development costs	8,261,246
Property and equipment, net	4,402,687
Intangible assets, net	—

$(4,397,698)

Liabilities and equity:
Accounts payable subject to compromise	1,126,190
Notes payable subject to compromise	—
Accounts payable not subject to compromise	355,535
Accrued liabilities	331,007
Notes payable not subject to compromise	—
Deferred income taxes	—

1,812,732
Stockholders’ equity	(6,210,430)

Total liabilities and equity	$(4,397,698)

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2002

MMG
Development
Legal entity	Corp.
Bankruptcy filing number	00-5-6954-JS
Revenues:
Vacation interests sales	$—
Interest income	—
Other income (loss)	1,320

Total revenues	1,320

Costs and operating expenses:
Vacation interests cost of sales	—
Advertising, sales and marketing	1,084
Provision for doubtful accounts	—
Loan portfolio expenses	—
General and administrative	61,458
Depreciation and amortization	—

Total costs and operating expenses	62,542

Income (loss) from operations	(61,222)
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	(61,222)
Provision for income taxes	—

Net income (loss)	$(61,222)

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended June 30, 2002

MMG Development
Legal entity	Corp.
Bankruptcy filing number	00-5-6954-JS
Inflows:
Deposit/Collection
Encore	$712
Operating Refunds	4,209
Escrow Funds	12,643
Employee Payroll Deduction Reimbursement	3,792

Subtotal-Deposit/Collection Inflows	21,355
Other
Asset Sales	—

Total Cash Inflows	21,355

Outflows:
Operating—Resorts	8,255
Payroll—Resorts(S&W)	105,075
HOA Subsidies & Maintenance Fees	—
Property Taxes	—

Total Cash Outflows	$113,330

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2002

Port Royal
Legal entity	Resort, L.P.
Bankruptcy filing number	00-5-6957-JS
Assets:
Cash and cash equivalents	$—
Cash in escrow and restricted cash	6,107
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	(298,955)
Due from related parties	—
Other receivables, net	—
Prepaid expenses and other assets	43,304
Investment in joint ventures	—
Real estate and development costs	1,259,126
Property and equipment, net	128,231
Intangible assets, net	—

$1,137,813

Liabilities and equity:
Accounts payable subject to compromise	167,345
Notes payable subject to compromise	—
Accounts payable not subject to compromise	1,961
Accrued liabilities	7,996
Notes payable not subject to compromise	—
Deferred income taxes	—

177,302
Stockholders’ equity	960,511

Total liabilities and equity	$1,137,813

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2002

Port Royal Resort, L.P.
Legal entity	00-5-6957-JS
Bankruptcy filing number
Revenues:
Vacation interests sales	$—
Interest income	—
Other income (loss)	—

Total revenues	—

Costs and operating expenses:
Vacation interests cost of sales	—
Advertising, sales and marketing	(147)
Provision for doubtful accounts	—
Loan portfolio expenses	—
General and administrative	14,435
Depreciation and amortization	—

Total costs and operating expenses	14,288

Income (loss) from operations	(14,288)
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	(14,288)
Provision for income taxes	—

Net income (loss)	$(14,288)

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended June 30, 2002

Port Royal
Legal entity	Resort, L.P.
Bankruptcy filing number	00-5-6957-JS
Inflows:
Deposit/Collection
Operating Refunds	$(25)
Escrow Funds	14,413

Subtotal-Deposit/Collection Inflows	14,387
Other
Asset Sales	—

Total Cash Inflows	14,387

Outflows:
Operating—Resorts	—

Total Cash Outflows	$—

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2002

Powhatan
Legal entity	Associates
Bankruptcy filing number	00-5-6958-JS
Assets:
Cash and cash equivalents	$—
Cash in escrow and restricted cash	610,093
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	25,473,176
Due from related parties	146,144
Other receivables, net	14,593
Prepaid expenses and other assets	245,468
Investment in joint ventures	—
Real estate and development costs	5,932,764
Property and equipment, net	9,304
Intangible assets, net	—

$32,431,542

Liabilities and equity:
Accounts payable subject to compromise	194,294
Notes payable subject to compromise	—
Accounts payable not subject to compromise	3,977
Accrued liabilities	590,545
Notes payable not subject to compromise	—
Deferred income taxes	—

788,816
Stockholders’ equity	31,642,726

Total liabilities and equity	$32,431,542

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2002

Powhatan
Legal entity	Associates
Bankruptcy filing number	00-5-6958-JS
Revenues:
Vacation interests sales	$793,068
Interest income	—
Other income (loss)	341

Total revenues	793,409

Costs and operating expenses:
Vacation interests cost of sales	186,553
Advertising, sales and marketing	—
Provision for doubtful accounts	—
Loan portfolio expenses	19,088
General and administrative	94,672
Depreciation and amortization	2,291

Total costs and operating expenses	302,604

Income (loss) from operations	490,805
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	490,805
Provision for income taxes	—

Net income (loss)	$490,805

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended June 30, 2002

Powhatan
Legal entity	Associates
Bankruptcy filing number	00-5-6958-JS
Inflows:
Deposit/Collection
Encore	$4,821
Escapes	33,496
Rental Income	4,794
Tour Sales	80,717
Operating Refunds	(4,746)
Escrow Funds	367,604
Employee Payroll Deduction Reimbursement	24,232

Subtotal-Deposit/Collection Inflows	510,919
Other
Asset Sales	—

Total Cash Inflows	510,919

Outflows:
Operating-Resorts	439,073
Payroll-Resorts(S&W)	589,483
Commissions-Post	9,216
HOA Subsidies & Maintenance Fees	196,832

Total Cash Outflows	$1,234,605

Includes Powhatan Associates (00-5-6958-JS) and Greensprings Associates (00-5-6946-JS)

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2002

Resort
Marketing
Legal entity	Internat’l, Inc.
Bankruptcy filing number	00-5-6961-JS
Assets:
Cash and cash equivalents	$24,104
Cash in escrow and restricted cash	254,000
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	(14,620,454)
Due from related parties	(2,193)
Other receivables, net	137,068
Prepaid expenses and other assets	632,248
Investment in joint ventures	—
Real estate and development costs	—
Property and equipment, net	324,526
Intangible assets, net	—

$(13,250,701)

Liabilities and equity:
Accounts payable subject to compromise	3,228,549
Notes payable subject to compromise	—
Accounts payable not subject to compromise	364,142
Accrued liabilities	906,008
Notes payable not subject to compromise	—
Deferred income taxes	—

4,498,699
Stockholder’s equity	(17,749,400)

Total liabilities and equity	$(13,250,701)

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re:  Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2002

Resort
Marketing
Legal entity	Internat’l, Inc.
Bankruptcy filing number	00-5-6961-JS
Revenues:
Vacation interests sales	$—
Interest income	—
Other income (loss)	67,332

Total revenues	67,332

Costs and operating expenses:
Vacation interests cost of sales	—
Advertising, sales and marketing	1,031,633
Provision for doubtful accounts	—
Loan portfolio expenses	—
General and administrative	(51,642)
Depreciation and amortization	560

Total costs and operating expenses	980,551

Income (loss) from operations	(913,219)
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	(913,219)
Provision for income taxes	—

Net income (loss)	$(913,219)

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re:  Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended June 30, 2002

Resort
Marketing
Legal entity	Internat’l, Inc.
Bankruptcy filing number	00-5-6961-JS
Inflows:
Deposit/Collection
Operating Refunds	$—
Employee Payroll Deduction Reimbursement	17,945

Subtotal-Deposit/Collection Inflows	17,945

Other
Asset Sales	—

Total Cash Inflows	17,945

Outflows:
Operating-Resorts	792
Operating-Premier	8,009
Operating-Carlsbad	7,805
Payroll-Premier	131,786
Payroll-Carlsbad	19,879
Payroll-Resorts(S&W)	120,176
Commissions-Post	22,253

Total Cash Outflows	$310,700

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2002

Ridge Point
Limited
Legal entity	Partnership
Bankruptcy filing number	00-5-6962-JS
Assets:
Cash and cash equivalents	$—
Cash in escrow and restricted cash	96,916
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	(1,290,255)
Due from related parties	—
Other receivables, net	—
Prepaid expenses and other assets	105,540
Investment in joint ventures	—
Real estate and development costs	1,426,844
Property and equipment, net	—
Intangible assets, net	—

$339,045

Liabilities and equity:
Accounts payable subject to compromise	—
Notes payable subject to compromise	—
Accounts payable not subject to compromise	—
Accrued liabilities	287,053
Notes payable not subject to compromise	—
Deferred income taxes	—

287,053
Stockholders’ equity	51,992

Total liabilities and equity	$339,045

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re:  Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2002

Ridge Point
Limited
Legal entity	Partnership
Bankruptcy filing number	00-5-6962-JS
Revenues:
Vacation interests sales	$—
Interest income	—
Other income (loss)	—

Total revenues	—

Costs and operating expenses:
Vacation interests cost of sales	—
Advertising, sales and marketing	—
Provision for doubtful accounts	—
Loan portfolio expenses	—
General and administrative	17,480
Depreciation and amortization	—

Total costs and operating expenses	17,480

Income (loss) from operations	(17,480)
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	(17,480)
Provision for income taxes	—

Net income (loss)	$(17,480)

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended June 30, 2002

Ridge Point Limited
Legal entity	Partnership
Bankruptcy filing number	00-5-6962-JS
Inflows:
Deposit/Collection
Escrow Funds	$80,918

Subtotal-Deposit/Collection Inflows	80,918
Other
Asset Sales	—

Total Cash Inflows	80,918

Outflows:
Operating—Resorts	—

Total Cash Outflows	$—

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2002

Legal entity	RKG, Inc.
Bankruptcy filing number	00-5-6964-JS
Assets:
Cash and cash equivalents	$—
Cash in escrow and restricted cash	—
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	—
Due from related parties	—
Other receivables, net	—
Prepaid expenses and other assets	—
Investment in joint ventures	—
Real estate and development costs	—
Property and equipment, net	—
Intangible assets, net	—

—

Liabilities and equity:
Accounts payable subject to compromise	—
Notes payable subject to compromise	—
Accounts payable not subject to compromise	—
Accrued liabilities	—
Notes payable not subject to compromise	—
Deferred income taxes	—

Stockholders’ equity	—

Total liabilities and equity	$—

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re:  Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2002

Legal entity	RKG, Inc.
Bankruptcy filing number	00-5-6964-JS
Revenues:
Vacation interests sales	$—
Interest income	—
Other income (loss)	—

Total revenues	—

Costs and operating expenses:
Vacation interests cost of sales	—
Advertising, sales and marketing	—
Provision for doubtful accounts	—
Loan portfolio expenses	—
General and administrative	—
Depreciation and amortization	—

Total costs and operating expenses	—

Income (loss) from operations	—
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	—
Provision for income taxes	—

Net income (loss)	$—

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended June 30, 2002

Legal entity	RKG, Inc.
Bankruptcy filing number	00-5-6964-JS
No cash flow for this entity.

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2002

Sunterra
Financial
Legal entity	Services, Inc.
Bankruptcy filing number	00-5-6965-JS
Assets:
Cash and cash equivalents	$512,707
Cash in escrow and restricted cash	9,535,872
Mortgages receivable, net	151,989,356
Retained interests	16,789,660
Intercompany receivable	(304,111,290)
Due from related parties	(386,760)
Other receivables, net	1,276,050
Prepaid expenses and other assets	10,260,622
Investment in joint ventures	—
Real estate and development costs	25,383
Property and equipment, net	383,422
Intangible assets, net	—

$(113,724,978)

Liabilities and equity:
Accounts payable subject to compromise	1,666,205
Notes payable subject to compromise	31,430,814
Accounts payable not subject to compromise	(925,925)
Accrued liabilities	4,535,611
Notes payable not subject to compromise	19,418,090
Deferred income taxes	—

56,124,795
Stockholders’ equity	(169,849,773)

Total liabilities and equity	$(113,724,978)

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2002

Sunterra
Financial
Legal entity	Services, Inc.
Bankruptcy filing number	00-5-6965-JS
Revenues:
Vacation interests sales	$—
Interest income	2,462,318
Other income (loss)	336,017

Total revenues	2,798,335

Costs and operating expenses:
Vacation interests cost of sales	—
Advertising, sales and marketing	(717)
Provision for doubtful accounts	504,301
Loan portfolio expenses	880,359
General and administrative	3,905
Depreciation and amortization	28,522

Total costs and operating expenses	1,416,370

Income (loss) from operations	1,381,965
Interest expense	359,311
Other nonoperating expenses	—
Realized (gain) on available-for-sale securities	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	1,022,654
Provision for income taxes	—

Net income (loss)	$1,022,654

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended June 30, 2002

Sunterra
Financial
Legal entity	Services, Inc.
Bankruptcy filing number	00-5-6965-JS
Inflows:
Deposit/Collection
Operating Refunds	$1,925
Sunterra Finance Servicing Fee Income	93,843
Employee Payroll Deduction Reimbursement	24,918

Subtotal-Deposit/Collection Inflows	120,686
Other
Asset Sales	—

Total Cash Inflows	120,686

Outflows:
Operating—Sunterra Finance	739,333
Payroll—Sunterra Finance	398,587
Insurance—Coverage Premiums	406
Professional Fees	—

Total Cash Outflows	$1,138,325

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2002

Sunterra
Legal entity	St. Croix, Inc.
Bankruptcy filing number	00-5-6966-JS
Assets:
Cash and cash equivalents	$158,450
Cash in escrow and restricted cash	—
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	(13,792,571)
Due from related parties	(179,558)
Other receivables, net	217,850
Prepaid expenses and other assets	724,110
Investment in joint ventures	—
Real estate and development costs	6,709,086
Property and equipment, net	4,823,039
Intangible assets, net	—

$(1,339,594)

Liabilities and equity:
Accounts payable subject to compromise	757,386
Notes payable subject to compromise	6,375
Accounts payable not subject to compromise	322,030
Accrued liabilities	588,945
Notes payable not subject to compromise	—
Deferred income taxes	—

1,674,736
Stockholders’ equity	(3,014,330)

Total liabilities and equity	$(1,339,594)

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2002

Sunterra
Legal entity	St. Croix, Inc.
Bankruptcy filing number	00-5-6966-JS
Revenues:
Vacation interests sales	$—
Interest income	—
Other income (loss)	192,742

Total revenues	192,742

Costs and operating expenses:
Vacation interests cost of sales	—
Advertising, sales and marketing	—
Provision for doubtful accounts	1,952
Loan portfolio expenses	—
General and administrative	350,989
Depreciation and amortization	43,505

Total costs and operating expenses	396,446

Income (loss) from operations	(203,704)
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	(203,704)
Provision for income taxes	—

Net income (loss)	$(203,704)

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended June 30, 2002

Sunterra
Legal entity	St. Croix, Inc.
Bankruptcy filing number	00-5-6966-JS
Inflows:
Deposit/Collection
Escrow Funds	$—
Employee Payroll Deduction Reimbursement	7,979

Subtotal-Deposit/Collection Inflows	7,979
Other
Asset Sales	—

Total Cash Inflows	7,979

Outflows:
HOA Subsidies & Maintenance Fees	125,270

Total Cash Outflows	$125,270

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2002

Williamsburg
Legal entity	Vacations, Inc.
Bankruptcy filing number	00-5-6967-JS
Assets:
Cash and cash equivalents	$—
Cash in escrow and restricted cash	—
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	—
Due from related parties	—
Other receivables, net	—
Prepaid expenses and other assets	—
Investment in joint ventures	—
Real estate and development costs	—
Property and equipment, net	—
Intangible assets, net	—

$—

Liabilities and equity:
Accounts payable subject to compromise	—
Notes payable subject to compromise	—
Accounts payable not subject to compromise	—
Accrued liabilities	—
Notes payable not subject to compromise	—
Deferred income taxes	—

—
Stockholders’ equity	—

Total liabilities and equity	$—

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2002

Williamsburg
Legal entity	Vacations, Inc.
Bankruptcy filing number	00-5-6967-JS
Revenues:
Vacation interests sales	$—
Interest income	—
Other income (loss)	—

Total revenues	—

Costs and operating expenses:
Vacation interests cost of sales	—
Advertising, sales and marketing	—
Provision for doubtful accounts	—
Loan portfolio expenses	—
General and administrative	—
Depreciation and amortization	—

Total costs and operating expenses	—

Income (loss) from operations	—
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	—
Provision for income taxes	—

Net income (loss)	$—

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended June 30, 2002

Williamsburg
Legal entity	Vacations, Inc.
Bankruptcy filing number	00-5-6967-JS
No cash flow for this entity.

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
June 30, 2002

Design
Internationale-
Legal entity	RMI, Inc.
Bankruptcy filing number	00-5-8313-JS
Assets:
Cash and cash equivalents	$—
Cash in escrow and restricted cash	—
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	3,082,831
Due from related parties	—
Other receivables, net	181,343
Prepaid expenses and other assets	—
Investment in joint ventures	—
Real estate and development costs	—
Property and equipment, net	—
Intangible assets, net	—

$3,264,174

Liabilities and equity:
Accounts payable subject to compromise	1,533,458
Notes payable subject to compromise	—
Accounts payable not subject to compromise	108
Accrued liabilities	—
Notes payable not subject to compromise	—
Deferred income taxes	—

1,533,566
Stockholders’ equity	1,730,608

Total liabilities and equity	$3,264,174

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended June 30, 2002

Design Internationale-
Legal entity	RMI, Inc.
Bankruptcy filing number	00-5-8313-JS
Revenues:
Vacation interests sales	$—
Interest income	—
Other income (loss)	—

Total revenues	—

Costs and operating expenses:
Vacation interests cost of sales	—
Advertising, sales and marketing	—
Provision for doubtful accounts	—
Loan portfolio expenses	—
General and administrative	—
Depreciation and amortization	—

Total costs and operating expenses	—

Income (loss) from operations	—
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	—
Provision for income taxes	—

Net income (loss)	$—

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended June 30, 2002

Design Internationale-
Legal entity	RMI, Inc.
Bankruptcy filing number	00-5-8313-JS
Inflows:
Deposit/Collection
Operating Refunds	$—

Subtotal-Deposit/Collection Inflows	—
Other
Asset Sales	—

Total Cash Inflows	—

Outflows:
Operating—Resorts	—

Total Cash Outflows	$—